UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2005



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                   001-15511                   95-4580642
 ---------------------------   ----------------------         -----------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



                   1675 Broadway, Suite 2450, Denver, Colorado       80202
                     --------------------------------------         --------
                    (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748
                                                           --------------


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01     Regulation FD Disclosure

     On November 10, 2005, the Company issued a press release entitled "PYR Energy Appoints David B. Kilpatrick as Chairman of the Board of Directors." The release is attached at Exhibit 99.1

Item 9.01     Financial Statements and Exhibits

     Exhibits. The following exhibits are filed herewith:

     99.1 PYR Energy Appoints David B. Kilpatrick as Chairman of the Board of Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 14,  2005                   PYR ENERGY CORPORATION



                                            By:  /s/  D. Scott Singdahlsen
                                               --------------------------------
                                                      D. Scott Singdahlsen
                                                      Chief Executive Officer
                                                      and President